Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement (the "Agreement") made on this ___ day of December, 2013, by and among FREEDOM PETROLEUM, INC., A NEVADA CORPORATION ("FREEDOM PETROLEUM" OR THE "COMPANY"), THE PARTIES LISTED ON SCHEDULE A HERETO (THE "SELLERS") AND ANTON LIN (THE "PURCHASER), setting forth the terms and conditions upon which the Sellers will sell Twenty Seven Million (27,000,000) shares of common stock of Freedom Petroleum, par value US$0.001 per share, to the Purchaser (the "Securities Purchase").

                                   WITNESSETH:

     WHEREAS, the Sellers are the owner of Twenty Seven Million (27,000,000) shares of Freedom Petroleum common stock which Sellers will sell and Purchaser will purchase (the "Sellers' Shares").

     WHEREAS, the Sellers desire to sell Sellers' Shares to the Purchaser in consideration of the amount set forth in Section 1.01 herein below.

     WHEREAS, the Sellers and Purchaser have appointed Hunter Taubman Weiss LLP to act as the Escrow Agent ("Escrow Agent") for this transaction and to receive and hold all consideration received from the Purchaser for the Securities Purchase and all documents, stock certificates, stock powers and corporate records of Freedom Petroleum, in the Escrow account, unless other arrangements are agreed to by all parties.

     WHEREAS, the Purchaser, the Sellers and Hunter Taubman Weiss LLP, acting as the Escrow Agent, have entered into an Escrow Agreement dated December 31, 2013 (the "Escrow Agreement").

     NOW THEREFORE, in consideration of the mutual promises, covenants, agreements and representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties herewith agree as follows:

                                    ARTICLE I
                               SALE OF SECURITIES

     1.01 Sale and Transfer of Sellers' Shares. Subject to the terms and conditions of this Agreement, the Seller hereby agrees to sell and deliver Sellers' Shares to the Purchaser in consideration of a total of TWENTY SEVEN
THOUSAND U.S. DOLLARS ($27,000, THE "PURCHASE PRICE"). Upon receipt of the Purchase Price into the Escrow Account, the Sellers will immediately cause Sellers' Shares to be delivered to the Purchaser. This is a private transaction between the Sellers and Purchaser.

     1.02 Escrow Agent. The Sellers and Purchaser hereby appoint Hunter Taubman Weiss LLP to act as the Escrow Agent as to the distribution of the Purchase Price received for the sale of Sellers' Shares and distribution of Sellers' Shares and documents of Freedom Petroleum to be held in the Escrow Account,

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unless it is agreed by the parties that the documents and certificates  shall be distributed to the Purchaser in another way.

     1.03 Escrow of Purchase Price and Sellers' Shares:

          1.03.1. Purchaser shall deposit the Purchase Price via wire transfer to the Hunter Taubman Weiss LLP IOLA Account ("ESCROW ACCOUNT") immediately prior to closing, and such Purchase Price will be held in the Escrow Account until closing or until instructed to release per other sections herein below.

          1.03.2. The instructions of wire transfer for the Purchase Price herein below are as follows:

Name of Account:    Hunter Taubman Weiss LLP
                    130 W. 42nd Street 10th Fl
                    New York, NY 10036
ABA#:
A/C#:
Bank:               PNC Bank 1125 Maxwell Lane
                    Hoboken, NJ 07030
Bank Swift Code:

     1.04 Delivery of the Certificate of Sellers' Shares. Prior to closing, the Sellers shall mail, to the Escrow Agent to the address below within two (2) business days via delivery courier, the original certificate of Sellers' Shares along with the proper Stock Powers with Signature Guarantees and any other necessary documents acceptable to the Transfer Agent of Freedom Petroleum to proceed with the transfer of Sellers' Shares to the Purchaser (together with the original certificate of Sellers' Shares, sometimes herein is referred as the "Sale Documents") to the Escrow Agent to the address as follows within two (2) business days via delivery courier:

                    Hunter Taubman Weiss LLP
                    130 West 42nd Street, Suite 1050
                    New York, NY 10036

     1.05 Closing. Upon receipt of the Sellers' Shares, the Sale Documents and the Purchase Price, the closing shall occur and all deliveries listed in Section
1.04 herein above shall be made accordingly (the "Closing").

     Prior to the Closing Date, if the Purchaser determines not to proceed with the transaction the Escrow Agent shall immediately notify Sellers in writing of Purchaser's determination, following which Escrow Agent shall release the Purchase Price to the account designated by the Purchaser in Exhibit B and mail the original certificate of Sellers' Shares along with all Sale Documents to the Seller via delivery courier within two (2) business days upon receipt of a written notice from the Purchaser in the form of the Exhibit B, provided that a copy of the written notice shall be delivered by the Purchaser to the Sellers at the same time.

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     1.06  Transfer of Shares.  The  Sellers  will have the  responsibility  for sending Sale Documents for delivery to the Escrow Agent to be sent to the Purchaser at Closing. The Purchaser will have the responsibility of sending the certificates, along with stock powers to the Transfer Agent for the Company to have the certificates changed into their respective names and denominations and the Purchaser shall be responsible for all costs involved in such changes and in mailing new certificates to all shareholders.

     1.07 Additional Closing Deliverables. At Closing, Thomas Hynes and Nina Bijedic shall deliver resignations as officers and directors of the Company together with duly executed board minutes appointing Anton Lin as a director of the Company.

                                   ARTICLE II
               REPRESENTATIONS AND WARRANTIES OF FREEDOM PETROLEUM

      Freedom Petroleum and Sellers hereby, severally and not jointly, represent and warrant to the Purchaser the following:

     2.01 Organization. Freedom Petroleum is a Nevada corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate authority and powers, governmental licenses, authorizations, consents and approvals to carry on its business as presently conducted and to own, hold and operate its properties and assets as now owned, and is duly qualified to do business and is in good standing in the state of Nevada. Freedom Petroleum is duly qualified, licensed or domesticated as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or its properties owned, held or operated makes such qualification, licensing or domestication necessary, except where the failure to be so duly qualified, licensed or domesticated and in good standing would not have a Material Adverse Effect. Schedule 2.01 sets forth a true, correct and complete list of Freedom Petroleum's jurisdiction of organization and each other jurisdiction in which Freedom Petroleum presently conducts its business or owns, holds and operates its properties and assets. Freedom Petroleum is a reporting company under the Securities Exchange Act of 1934 (the "Exchange Act") pursuant to Securities and Exchange Commission ("SEC" or the "Commission") rules and regulations. The shares of Common Stock of Freedom Petroleum are currently quoted on the OTC QB market of the OTC Markets Group under the symbol "FPET". "MATERIAL ADVERSE EFFECT" means, any change, effect or circumstance which, individually or in the aggregate, would reasonably be expected to (a) have a material adverse effect on the business, assets, financial condition or results of operations of Freedom Petroleum, as the case may be, in each case taken as a whole; (b) materially impair the ability of Freedom Petroleum, as the case may be, to perform their obligations under this Agreement, excluding any change, effect or circumstance resulting from (i) the announcement, pendency or consummation of the transactions contemplated by this Agreement, (ii) changes in the United States securities markets generally, or (iii) changes in general
economic,   currency  exchange  rate,  political  or  regulatory  conditions  in industries in which Freedom Petroleum, as the case may be, operate; or (c) result in litigation, claims, disputes or property loss in excess of US$1,000 in the future, and that would prohibit or otherwise materially interfere with the ability of any party to this Agreement to perform any of its obligations under this Agreement in any material respect.

       2.02 Subsidiaries. Except as disclosed in Schedule 2.02, Freedom Petroleum does not own, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or other entity or enterprise.

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       2.03 Organizational  Documents.  True, correct and complete copies of the
Organizational Documents of Freedom Petroleum have been delivered to the Purchaser prior to the execution of this Agreement, and no action has been taken to amend or repeal such Organizational Documents since such date of delivery. Freedom Petroleum is not in violation or breach of any of the provisions of its Organizational Documents.

     2.04 Capitalization and Related Matters.

          2.04.1 The authorized capital stock of Freedom Petroleum consists of 120,000,000 shares of Common Stock authorized, par value $0.0001 per share, of which Fifty Two Million Two Hundred Thousand (52,200,000) shares of Common Stock are issued and outstanding. All issued and outstanding shares immediately prior to the Securities Purchase are duly authorized, validly issued, fully paid and non-assessable, free of liens, encumbrances, options, restrictions and legal or equitable rights of others not a party to this Agreement. There are no outstanding options, warrants, purchase agreements, participation agreements, subscription rights, conversion rights, exchange rights or other securities or contracts that could require Freedom Petroleum to issue, sell or otherwise cause to become outstanding any of its authorized but unissued shares of capital stock or any securities convertible into, exchangeable for or carrying a right or option to purchase shares of capital stock or to create, authorize, issue, sell or otherwise cause to become outstanding any new class of capital stock. There are no outstanding stockholders' agreements, voting trusts or arrangements, registration rights agreements, rights of first refusal or other contracts pertaining to the capital stock of Freedom Petroleum. None of the outstanding shares of Common Stock of Freedom Petroleum are subject to any stock restriction agreements. There are approximately 30 shareholders of record of Freedom Petroleum plus those in street name. All of such shareholders have valid title to such shares of Common Stock and acquired their shares of Common Stock in a lawful transaction and in accordance with Nevada corporate law and the applicable securities laws of the United States.

          2.04.2 No Redemption Requirements. Except as contemplated by the Securities Purchase, there are no outstanding contractual obligations (contingent or otherwise) of Freedom Petroleum to retire, repurchase, redeem or otherwise acquire any outstanding shares of capital stock of, or other ownership interests in Freedom Petroleum or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any other Person.

     2.05 Authorization. Freedom Petroleum has all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement to which Freedom Petroleum is a party, to consummate the transactions contemplated by this Agreement to which Freedom Petroleum is a party and to perform its obligations under this Agreement to which Freedom Petroleum is a party. The execution, delivery and performance by Freedom Petroleum of this Agreement to which Freedom Petroleum is a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other Person other than such other customary filings with the Commission for transactions of the type contemplated by this Agreement.

     2.06 No  Violation.  Neither  the  execution  nor the  delivery  by Freedom
Petroleum of this Agreement to which Freedom Petroleum is a party, nor the consummation or performance by Freedom Petroleum of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, or result in a violation of any provision of the Organizational Documents of Freedom Petroleum; (b) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both,

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would  constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any Lien under, any agreement or instrument to which the Freedom Petroleum is a party or by which the properties or assets of Freedom Petroleum are bound; (c) contravene, conflict with, or result in a violation of, any Law or Order to which Freedom Petroleum, or any of the properties or assets owned or used by Freedom Petroleum, may be subject; or
(d) contravene, conflict with, or result in a violation of, the terms or requirements of, or give any Governmental Authority the right to revoke,
withdraw,   suspend,  cancel,  terminate  or  modify,  any  licenses,   permits,
authorizations, approvals, franchises or other rights held by Freedom Petroleum, or that otherwise relate to the business of, or any of the properties or assets owned or used by Freedom Petroleum, except, in the case of clauses (b), (c), or
(d), for any such contraventions, conflicts, violations, or other occurrences as would not have a Material Adverse Effect.

     2.07 Binding Obligations. Assuming this Agreement has been duly and validly authorized, executed and delivered by the parties hereto other than Freedom Petroleum, this Agreement to which Freedom Petroleum is a party is duly authorized, executed and delivered by Freedom Petroleum and constitutes the legal, valid and binding obligations of Freedom Petroleum, enforceable against Freedom Petroleum in accordance with its terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

     2.08 Financial Statements. Freedom Petroleum is a reporting company under the Exchange Act and applicable SEC rules and audited financial statements can be found on EDGAR. Freedom Petroleum's financial statements contained in its filings on EDGAR (the "Financial Statements") have been prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods indicated and with each other, except that the unaudited Financial Statements do not contain footnotes required by U.S. GAAP. The Financial Statements fairly present the financial condition and operating results of Freedom Petroleum as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements and Exhibit A of this Agreement, Freedom Petroleum has no material liabilities (contingent or otherwise). Except as listed on Exhibit A, Freedom Petroleum is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation

     2.09 Filings with Government Agencies. Freedom Petroleum files annual and quarterly reports with the SEC and is current in all filings that might be required and is current in their filings and reporting to the state of Nevada. Upon the purchase of Sellers' Shares by the Purchaser, Purchaser will have the full responsibility for filing any and all documents required by the SEC and/or any other government agency that may be required. Freedom Petroleum will supply the Purchaser with all information that is currently available for Freedom Petroleum.

     2.10 Liabilities. Except as set forth on Schedule 2.10 or in the SEC Documents, as hereafter defined, Freedom Petroleum has no debt, obligation or liability of any nature, whether accrued, absolute, contingent, liquidated or otherwise, whether due or to become due, whether or not known to Freedom Petroleum arising out of any transaction entered into at or prior to the Closing Date or any act or omission at or prior to the Closing Date, except to the extent set forth on or reserved against on Freedom Petroleum Balance Sheet. Freedom Petroleum has not incurred any liabilities or obligations under agreements entered into, in the usual and ordinary course of business since
December 15, 2013. It is understood and agreed that the purchase of Sellers' Shares is predicated on Freedom Petroleum not having any liabilities at Closing, and Freedom Petroleum will not, as of Closing, have any debt, liability, or

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obligation of any nature, whether accrued,  absolute,  contingent,  or otherwise that will not be paid at Closing. Freedom Petroleum is not aware of any pending, threatened or asserted claims, lawsuits or contingencies involving Freedom Petroleum or its Shares. To the knowledge of Freedom Petroleum, there is no dispute of any kind between Freedom Petroleum and any third party, and no such dispute will exist at the Closing of this transaction, and at the Closing, Freedom Petroleum will be free from any and all liabilities, liens, claims and/or commitments.

     2.11 Tax Returns and Audits.

          2.11.1 Tax Returns. Freedom Petroleum has filed all outstanding federal or state tax returns prior to the Closing. No Governmental Authority in any jurisdiction has made a claim, assertion or threat to Freedom Petroleum that Freedom Petroleum is or may be subject to taxation by such jurisdiction; there are no Liens with respect to taxes on Freedom Petroleum's property or assets other than Permitted Liens; and there are no tax rulings, requests for rulings, or closing agreements relating to Freedom Petroleum for any period (or portion of a period) that would affect any period after the date hereof. As of the Closing, there shall be no taxes of any kind due or owing other than nominal taxes related to past due tax returns since its emergence from bankruptcy.

           2.11.2 No Adjustments, Changes. Neither Freedom Petroleum nor any other person on behalf of Freedom Petroleum (a) has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or
(b) has agreed to or is required to make any adjustments pursuant to Section 481(a) of the Code or any similar provision of state, local or foreign law.

          2.11.3  No  Disputes.   There  is  no  pending   audit,   examination,
investigation, dispute, proceeding or claim with respect to any taxes of Freedom Petroleum, nor is any such claim or dispute pending or contemplated.

          2.11.4 Not a U.S. Real Property Holding Corporation. Freedom Petroleum is not and has not been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.

          2.11.5 No Tax Allocation, Sharing. Freedom Petroleum is not and has not been a party to any tax allocation or sharing agreement.

          2.11.6 No Other Arrangements. Freedom Petroleum is not a party to any agreement, contract or arrangement for services that would result, individually or in the aggregate, in the payment of any amount that would not be deductible by reason of Section 162(m), 280G or 404 of the Code. Freedom Petroleum is not a "consenting corporation" within the meaning of Section 341(f) of the Code.
Freedom Petroleum does not have any "tax-exempt bond financed property" or "tax-exempt use property" within the meaning of Section 168(g) or (h), respectively of the Code. Freedom Petroleum does not have any outstanding closing agreement, ruling request, request for consent to change a method of accounting, subpoena or request for information to or from a Governmental Authority in connection with any tax matter. During the last two years, Freedom Petroleum has not engaged in any exchange with a related party (within the

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meaning  of Section  1031(f) of the Code)  under  which  gain  realized  was not recognized by reason of Section 1031 of the Code. Freedom Petroleum is not a party to any reportable transaction within the meaning of Treasury Regulation
Section 1.6011-4.

     2.12 Material Assets. The financial statements of Freedom Petroleum set forth in the SEC Documents reflect the material properties and assets (real and personal) owned or leased by Freedom Petroleum.

     2.13 Litigation; Orders. There is no proceeding (whether Federal, sate, local or foreign) pending or, to the knowledge of Freedom Petroleum, threatened against or affecting Freedom Petroleum or any of Freedom Petroleum' properties, assets, business or employees. To the knowledge of Freedom Petroleum, there is no fact that might result in or from the basis for any such proceeding. Freedom Petroleum is not subject to any orders.

     2.14 No Brokers or Finders. Except as disclosed in Schedule 2.14, no person has, or as a result of the transactions contemplated herein will have, any right or valid claim against Freedom Petroleum for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and after the Closing, Freedom Petroleum will indemnify and hold the Purchaser harmless against any liability or expense arising out of, or in connection with, any such claim.

       2.15 Changes. Except as set forth on Schedule 2.15 or in the SEC Documents, Freedom Petroleum has conducted its business in the usual and ordinary course of business consistent with past practice and has not:

          2.15.1 Ordinary Course of Business. Entered into any transaction other than in the usual and ordinary course of business, except for this Agreement and each of the Transaction Documents;

          2.15.2 Adverse Changes. Suffered or experienced any change in, or affecting, its condition (financial or otherwise), properties, assets, liabilities, business, operations, results of operations or prospects other than changes, events or conditions in the usual and ordinary course of its business or those that would not have a Material Adverse Effect;

          2.15.3 Loans. Made any loans or advances to any person other than travel advances and reimbursement of expenses made to employees, officers and directors in the ordinary course of business;

          2.15.4 Liens. Created or permitted to exist any lien on any material property or asset of Freedom Petroleum, other than Permitted Liens;

          2.15.5 Capital Stock. Issued, sold, disposed of or encumbered, or authorized the issuance, sale, disposition or encumbrance of, or granted or issued any option to acquire any shares of its capital stock or any other of its securities or any Equity Security, or altered the term of any of its outstanding securities or made any change in its outstanding shares of capital stock or its capitalization, whether by reason of reclassification, recapitalization, stock split, combination, exchange or readjustment of shares, stock dividend or otherwise;

          2.15.6 Dividends. Declared, set aside, made or paid any dividend or other distribution to any of its stockholders;

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          2.15.7  Material  Contracts.   Terminated  or  modified  any  Material
Contract to which Freedom Petroleum is a party, except for termination upon expiration in accordance with the terms thereof;

          2.15.8 Claims. Released, waived or cancelled any claims or rights relating to or affecting Freedom Petroleum in excess of US$1,000 in the aggregate or instituted or settled any proceeding involving in excess of US $1,000 in the aggregate;

          2.15.9 Discharged Liabilities. Paid, discharged or satisfied any claim, obligation or liability in excess of US$1,000 in the aggregate, except for liabilities incurred prior to the date of this Agreement in the ordinary course of business;

          2.15.10 Indebtedness. Created, incurred, assumed or otherwise become liable for any Indebtedness in excess of US$1,000 in the aggregate, other than professional fees;

          2.15.11 Guarantees. Guaranteed or endorsed in a material amount any obligation or net worth of any person;

          2.15.12 Acquisitions. Acquired the capital stock or other securities or any ownership interest in, or substantially all of the assets of, any other person;

          2.15.13 Accounting. Changed its method of accounting or the accounting principles or practices utilized in the preparation of its financial statements, other than as required by GAAP;

          2.15.14 Agreements. Entered into any agreement, or otherwise obligated itself, to do any of the foregoing.

     2.16 Contracts, Leases and Assets. Freedom Petroleum has provided to the Purchaser, prior to the date of this Agreement, true, correct and complete copies of each written Material Contract to which Freedom Petroleum is a party, including each amendment, supplement and modification thereto. Freedom Petroleum is not a party to any contract, agreement or lease (unless such contract, agreement or lease has been assigned to another party or Freedom Petroleum has been released from its obligations thereunder, other than the normal contract with the Transfer Agent). No person holds a power of attorney from Freedom Petroleum. At the Closing, Freedom Petroleum will have no assets or liabilities or any obligations which would give rise to a liability in the future.

          2.16.1 No Defaults. Each Material Contract to which Freedom Petroleum is a party is a valid and binding agreement, and is in full force and effect. Freedom Petroleum is not in breach or default of any Material Contract to which it is a party and, to the knowledge of Freedom Petroleum, no other party to any Material Contract to which Freedom Petroleum is a party is in breach or default thereof. No event has occurred or circumstance exists that (with or without notice or lapse of time) would (a) contravene, conflict with or result in a violation or breach of, or become a default or event of default under, any provision of any Material Contract to which Freedom Petroleum is a party, or (b) permit Freedom Petroleum or any other person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate or modify any Material Contract to which Freedom Petroleum is a party. Freedom Petroleum has not received notice of the pending or threatened cancellation, revocation or termination of any Material Contract to

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which it is a party. There are no renegotiations of, or attempts to renegotiate, or outstanding rights to renegotiate any material terms of any Material Contract to which Freedom Petroleum is a party.

     2.17 Employees.

          2.17.1 Except as set forth on Schedule 2.17.1, Freedom Petroleum has no employees, independent contractors or other Persons providing services to them. Except as would not have a Material Adverse Effect, Freedom Petroleum is in full compliance with all Laws regarding employment, wages, hours, benefits, equal opportunity, collective bargaining, the payment of Social Security and other taxes, and occupational safety and health. Freedom Petroleum is not liable for the payment of any compensation, damages, taxes, fines, penalties or other amounts, however designated, for failure to comply with any of the foregoing Laws.

          2.17.2 No director, officer or employee of Freedom Petroleum is a party to, or is otherwise bound by, any contract (including any confidentiality, non-competition or proprietary rights agreement) with any other person that in any way adversely affects or will materially affect (a) the performance of his or her duties as a director, officer or employee of Freedom Petroleum, or (b) the ability of Freedom Petroleum to conduct its business. Except as set forth on
Schedule 2.17.2, each employee of Freedom Petroleum is employed on an at-will basis and Freedom Petroleum does not have any contract with any of its employees which would interfere with its ability to discharge its employees.

     2.18 Compliance with Laws. The business and operations of Freedom Petroleum have been and are being conducted in accordance with all applicable Laws and Orders. Freedom Petroleum has not received notice of any violation (or any Proceeding involving an allegation of any violation) of any applicable Law or Order by or affecting Freedom Petroleum and, to the knowledge of Freedom Petroleum, no proceeding involving an allegation of violation of any applicable Law or Order is threatened or contemplated. To the knowledge of Freedom Petroleum, it has complied with all federal and state securities laws in connection with the offer, sale and distribution of its securities. At the time that Freedom Petroleum sold Shares to the Seller, Freedom Petroleum was entitled to use the exemptions provided by the Securities Act relative to the sale of its Shares.

     2.19 Certain Proceedings. There is no pending proceeding that has been commenced against Freedom Petroleum and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement. To the knowledge of Freedom Petroleum, no such proceeding has been threatened.

     2.20 Litigation. Freedom Petroleum is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of Freedom Petroleum, there is no basis for any such action or proceeding and no such action or proceeding is threatened against Freedom Petroleum. Freedom Petroleum is not a party to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

     2.21 Interested Party Transactions. Except as set forth on Schedule 2.21, no officer, director or stockholder of Freedom Petroleum or any Affiliate or "associate" (as such term is defined in Rule 405 of the Commission under the Securities Act) of any such person, has or has had, either directly or indirectly, (1) an interest in any person which (a) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by Freedom Petroleum, or (b) purchases from or sells or furnishes to, or proposes to purchase from, sell to or furnish Freedom Petroleum any goods or services; or (2) a beneficial interest in any contract or agreement to which Freedom Petroleum is a party or by which it may be bound or affected.

     2.22 Governmental Inquiries. Freedom Petroleum has provided to the Purchaser a copy of each material written inspection report, questionnaire, inquiry, demand or request for information received by Freedom Petroleum from any Governmental Authority, and Freedom Petroleum's response thereto, and each material written statement, report or other document filed by Freedom Petroleum with any Governmental Authority.

     2.23 Bank Accounts and Safe Deposit Boxes. Except as set forth on Schedule 2.23, Freedom Petroleum does not have any bank or other deposit or financial account, nor does Freedom Petroleum have any lock boxes or safety deposit boxes.

     2.24 Intellectual Property. Freedom Petroleum does not own, use or license any intellectual property in its business as presently conducted.

     2.25 Title to Properties. Freedom Petroleum (with good and marketable title in the case of real property) holds under valid leases the rights to use all real property, plants, machinery, equipment and other personal property necessary for the conduct of its business as presently conducted, free and clear of all Liens, except Permitted Liens.

     2.26 SEC Documents; Financial Statements. Except as set forth on Schedule 2.26, Freedom Petroleum has filed all reports required to be filed by it under the Exchange Act including pursuant to Section 13(a) or 15(d) thereof, for the three (3) years preceding the date hereof (or such shorter period as Freedom Petroleum was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents and any registration statements filed under the Securities Act (the "REGISTRATION STATEMENTS") complied in all material respects with the requirements of the Exchange Act and the Securities Act, as applicable, and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents or Registration Statements, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All Material Contracts to which Freedom Petroleum is a party or to which the property or assets of Freedom Petroleum are subject have been appropriately filed as exhibits to the SEC Documents and the Registration Statements as and to the extent required under the Exchange Act and the Securities Act, as applicable. The financial statements of Freedom Petroleum included in the Registration Statement and the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto, or, in the case of unaudited statements as permitted by Form 10-Q of the Commission), and fairly present in all material respects (subject in the case of unaudited statements, to normal, recurring audit adjustments) the financial position of Freedom Petroleum as at the dates thereof and the results of its operations and cash flows for the periods then ended. Freedom Petroleum was originally organized and operated through the date hereof as a bona fide operating business without any pre-existing plan or strategy that Freedom Petroleum would serve primarily as a merger or acquisition candidate for an unidentified company or companies. The disclosure set forth in the SEC Documents and Registration Statements regarding Freedom Petroleum' business is current and complete and accurately reflects operations of Freedom Petroleum, as it exists as of the date hereof.

     2.27 Stock Option Plans; Employee Benefits.

          2.27.1 Freedom Petroleum has no stock option plans providing for the grant by Freedom Petroleum of stock options to directors, officers or employees.

          2.27.2 Freedom Petroleum has no employee benefit plans or arrangements covering their present and former employees or providing benefits to such persons in respect of services provided Freedom Petroleum.

          2.27.3 Neither the consummation of the transactions contemplated hereby alone, nor in combination with another event, with respect to each director, officer, employee and consultant of Freedom Petroleum, will result in
(a) any payment (including, without limitation, severance, unemployment compensation or bonus payments) becoming due from Freedom Petroleum, (b) any increase in the amount of compensation or benefits payable to any such individual, or (c) any acceleration of the vesting or timing of payment of compensation payable to any such individual. No agreement, arrangement or other contract of Freedom Petroleum provides benefits or payments contingent upon, triggered by, or increased as a result of a change in the ownership or effective control of Freedom Petroleum.

     2.28 Conduct of Business. Prior to the Closing, Freedom Petroleum shall conduct its business in the normal course, and shall not (without the prior written approval of Purchaser) (i) sell, pledge, or assign any assets, (ii) amend its Articles of Incorporation or Bylaws, (iii) declare dividends, redeem or sell stock or other securities (iv) incur any liabilities, except in the normal course of business, (v) acquire or dispose of any assets, enter into any contract, guarantee obligations of any third party, or (vi) enter into any other transaction.

     2.29 Money Laundering Laws. The operations of Freedom Petroleum is and has been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all U.S. and non-U.S. jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the "MONEY LAUNDERING LAWS") and no Proceeding involving Freedom Petroleum with respect to the Money Laundering Laws is pending or, to the knowledge of Freedom Petroleum, threatened.

     2.30 Certain Registration Matters. Except as set forth on Schedule 2.30, Freedom Petroleum has not granted or agreed to grant any person any rights (including "piggy-back registration rights) to have any securities of Freedom Petroleum registered with the Commission or any other Governmental Authority that have not been satisfied.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE SELLERS

      The Sellers hereby, severally and not jointly, represent and warrant to the Purchaser' the following:

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
     3.01 Authorization. The Sellers have all requisite authority and power (corporate and other), governmental licenses, authorizations, consents and approvals to enter into this Agreement and Escrow Agreement to which the Sellers are a party, to consummate the transactions contemplated by this Agreement and the Escrow Agreement to which the Sellers are a party and to perform their obligations under this Agreement and the Escrow Agreement to which the Sellers are a party. The execution, delivery and performance by the Sellers of this Agreement and of the Escrow Agreement to which the Sellers are a party requires no authorization, consent, approval, license, exemption of or filing or registration with any Governmental Authority or other person other than such other customary filings with the Commission for transactions of the type contemplated by this Agreement and the Escrow Agreement.

     3.02 No Violation. Neither the execution nor the delivery by the Sellers of this Agreement or Escrow Agreement to which the Sellers are a party, nor the consummation or performance by the Sellers of the transactions contemplated hereby or thereby will, directly or indirectly, (a) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, or result in the imposition or creation of any lien under, any agreement or instrument to which the Sellers are a party or by which the properties or assets of the Sellers are bound; or (b) contravene, conflict with, or result in a violation of, any Law or Order to which the Sellers, or any of the properties or assets owned or used by the Sellers, may be subject.

     3.03 Ownership of Securities. The Sellers own, on record and beneficially, and have good, valid and indefeasible title to and the right to transfer to the Purchaser pursuant to this Agreement, Sellers' Shares free and clear of any and all liens. Except as set forth on Schedule 3.03, there are no options, rights, voting trusts, stockholder agreements or any other contracts or understandings to which the Sellers are a party or by which the Sellers or Sellers' Shares are bound with respect to the issuance, sale, transfer, voting or registration of Sellers' Shares. At the Closing date, the Purchaser will acquire good, valid and marketable title to Sellers' Shares free and clear of any and all liens.

     3.04 Litigation. There is no pending proceeding against the Sellers that involves Sellers' Shares or that challenges, or may have the effect of preventing, delaying or making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement, and, to the knowledge of the Sellers, no such proceeding has been threatened, and no event or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such proceeding.

     3.05 No Brokers or Finders. No person has, or as a result of the transactions contemplated herein will have, any right or valid claim against the Purchaser for any commission, fee or other compensation as a finder or broker, or in any similar capacity, and after the Closing, the Sellers will indemnify and hold the Purchaser harmless against any liability or expense arising out of, or in connection with, any such claim.

     3.06 Binding Obligations. Assuming this Agreement and the Escrow Agreement have been duly and validly authorized, executed and delivered by the parties hereto and thereto other than the Sellers, this Agreement and the Escrow Agreement to which the Sellers are a party are duly authorized, executed and delivered by the Sellers and constitutes the legal, valid and binding obligations of the Sellers, enforceable against the Sellers in accordance with their respective terms, except as such enforcement is limited by general equitable principles, or by bankruptcy, insolvency and other similar Laws affecting the enforcement of creditors rights generally.

     3.07 Ability to Carry Out Obligations. The Sellers have the right, power, and authority to enter into, and perform their obligations under this Agreement. The execution and delivery of this Agreement and the Escrow Agreement by the Sellers and the performance by the Sellers of their obligations hereunder and thereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which Freedom Petroleum, the officers, directors or Sellers are a party, or by which they may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause Freedom Petroleum (and/or assigns) to be liable to any party, or (c) an event that would result in the creation or imposition of any lien, charge, or encumbrance on any asset of Freedom Petroleum or upon Sellers' Shares to be acquired by the Purchaser.

     3.08 Compliance with Laws. The Shares being sold herein are being sold in a private transaction between the Sellers and the Purchaser. The Shares can be sold and transferred without contravening, conflicting with, or resulting in a violation of the law. The Purchaser is aware of the restrictions of transferability of Sellers' Shares and further understands the certificates shall bear the legend set forth herein below in Section 5.05.

     3.09 Liabilities. The Sellers agree to indemnify the Purchaser against any past liabilities pertaining to its conduct of business that should arise within sixe (6) months of Closing. If there are any liabilities at the time of Closing, such liabilities shall be listed on Exhibit A attached hereto, and such liabilities shall be paid directly from the Escrow Account by the Escrow Agent.

                                   ARTICLE IV
                                    COVENANTS

     4.01 SEC Documents. From and after the Closing Date, in the event the Commission notifies Freedom Petroleum of its intent to review any SEC Document filed prior to the Closing Date or Freedom Petroleum receives any oral or written comments from the Commission with respect to any SEC Document filed prior to the Closing Date or any disclosure regarding Freedom Petroleum' business or operations, as in existence through the date hereof in any SEC Document or registration statement filed after the Closing Date, the Purchaser shall promptly notify the Sellers and the Sellers shall fully cooperate with the Purchaser in connection with such review and response.

     4.02 Intentionally Omitted.

     4.03 Public Announcements. Freedom Petroleum shall file with the Commission a Current Report on Form 8-K describing the material terms of the transactions contemplated hereby as soon as practicable following the Closing Date but in no event more than four (4) business days following the Closing Date. Prior to the Closing Date, the Purchaser and Freedom Petroleum shall consult with each other in issuing the Form 8-K, the press release and any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and none of the parties shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other parties with prior notice of no less than three (3) calendar days, of such public statement, filing or other communication and shall incorporate into such public statement, filing or other communication the reasonable comments of the other parties.

     4.04 Corporate Examinations and Investigations. Prior to the Closing, the Purchaser shall be entitled, through its employees and representatives, to make such investigations and examinations of the books, records and financial condition of Freedom Petroleum (and any Subsidiary) as the Purchaser may reasonably request. In order that the Purchaser may have the full opportunity to do so, Freedom Petroleum and the Sellers shall furnish the Purchaser and its representatives during such period with all such information concerning the affairs of Freedom Petroleum or any Subsidiary as each party or its representatives may reasonably request and cause Freedom Petroleum and its respective officers, employees, consultants, agents, accountants and attorneys to cooperate fully with each party's representatives in connection with such review and examination and to make full disclosure of all information and documents requested by the Purchaser and/or its representatives. Any such investigations and examinations shall be conducted at reasonable times, under reasonable circumstances and in a timely manner.

     4.05 Cooperation; Consents. Prior to the Closing, each party shall cooperate with the other parties and shall (i) in a timely manner make all necessary filings with, and conduct negotiations with, all authorities and other persons the consent or approval of which, or the license or permit from which is required for the consummation of the Securities Purchase, and (ii) provide to each other party such information as the other party may reasonably request in order to enable it to prepare such filings and to conduct such negotiations.

     4.06 Litigation. From the date hereof through the Closing, each party hereto shall promptly notify the representative of the other parties of any known proceeding which after the date hereof are threatened or commenced against such party or any of its affiliates or any officer, director, employee, consultant, agent or shareholder thereof, in their capacities as such, which, if decided adversely, could reasonably be expected to have a Material Adverse Effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of such party or any of its Subsidiaries.

     4.07 Notice of Default. From the date hereof through the Closing, each party hereto shall give to the representative of the other parties prompt written notice of the occurrence or existence of any event, condition or circumstance occurring which would constitute a violation or breach of this Agreement by such party or which would render inaccurate in any material respect any of such party's representations or warranties herein.

     4.08 Assistance with Post-Closing SEC Reports and Inquiries. Upon the reasonable request of the Purchaser, after the Closing Date, the Sellers shall use reasonable best efforts to provide such information available to them, including information, filings, reports, financial statements or other circumstances of Freedom Petroleum occurring, reported or filed prior to the Closing, as may be necessary or required by Freedom Petroleum for the preparation of the post-Closing Date reports that Freedom Petroleum is required to file with the Commission to remain in compliance and current with its reporting requirements under the Exchange Act, or filings required to address and resolve matters as may relate to the period prior to the Closing and any Commission comments relating thereto or any Commission inquiry thereof.

     4.09 Transfers. Prior to the Closing, the Sellers will not sell, transfer, assign, hypothecate, lien, or otherwise dispose or encumber Sellers' Shares owned by them.

     4.10 Representations. All representations shall be true as of the Closing and all such representations shall survive the Closing for a period of one year.

                                    ARTICLE V
                                INVESTMENT INTENT

     5.01 Transfer Restrictions. The Purchaser (and/or assigns) agrees that Sellers' Shares being acquired pursuant to this Agreement may be sold, pledged, assigned, hypothecated or otherwise transferred, with or without consideration ("Transfer") only pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from registration under the Securities Act.

     5.02 Investment Intent. The Purchaser is acquiring Sellers' Shares for their own account for investment, and not with a view toward distribution thereof.

     5.03 No Advertisement. The Purchaser acknowledges that Sellers' Shares have been offered to them in direct communication between them and Sellers, and not through any advertisement of any kind.

     5.04 Knowledge and Experience. The Purchaser acknowledges that they have been encouraged to seek their own legal and financial counsel to assist them in evaluating this purchase. The Purchaser acknowledges that Sellers have given them and all of their counsels access to all information relating to Freedom Petroleum's business that they or any one of them have requested. The Purchaser acknowledge that they have sufficient business and financial experience, and knowledge concerning the affairs and conditions of Freedom Petroleum so that they can make a reasoned decision as to this purchase of Sellers' Shares and are capable of evaluating the merits and risks of this purchase.

     5.05 Restrictions on Transferability. The Purchaser is aware of the restrictions of transferability of Sellers' Shares and further understands the certificates shall bear the following legend.

          (a) THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE SECURITIES ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

          (b) The Purchaser understands that Sellers' Shares may only be disposed of pursuant to either (i) an effective registration statement under the Securities Act, or (ii) an exemption from the registration requirements of the Securities Act.

          (c) Freedom Petroleum and/or Sellers have neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the shares being purchased, and in the absence of such a registration statement or exemption, the Purchaser may have to hold Sellers' Shares indefinitely and may be unable to liquidate them in case of an emergency.

                                   ARTICLE VI
                                    REMEDIES

     6.01 Governing Law. This Agreement will be governed by the laws of the State of New York without regard to conflicts of laws principles. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be adjudicated by the Courts of New York.

     6.02 Indemnification. From and after the Closing, the Sellers agree to indemnify the Purchaser against all actual losses, damages and expenses caused by (i) any breach of any representation or warranty made by the Sellers in this Agreement or any sale documents or in any certificate delivered by the Sellers pursuant to this Agreement; (ii) any breach of any covenant or obligation of the parties in this Agreement or any documents required to be performed by the parties on or prior to the Closing Date or after the Closing Date; or (iii) any and all losses, claims, damages, or liabilities against Freedom Petroleum or the parties, which results from actions or omissions occurring on or prior to the Closing Date.

                                   ARTICLE VII
                               GENERAL PROVISIONS

     7.01 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated by this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

     7.02 Confidentiality. Freedom Petroleum, the Sellers and the Purchaser will maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the transactions contemplated by this Agreement, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any required filing with the Commission, or obtaining any consent or approval required for the consummation of the transactions contemplated by this Agreement, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

     In the event that any party is required to disclose any information of another party pursuant to this Agreement, the party requested or required to make the disclosure (the "DISCLOSING PARTY") shall provide the party that provided such information (the "PROVIDING PARTY") with prompt notice of any such requirement so that the Providing Party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Section
7.02. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Providing Party, the Disclosing Party is nonetheless, in the opinion of counsel, legally compelled to disclose the information of the Providing Party, the Disclosing Party may, without liability hereunder, disclose only that portion of the Providing Party's information which such counsel advises is legally required to be disclosed, provided that the Disclosing Party exercises its reasonable efforts to preserve the confidentiality of the Providing Party's information, including, without limitation, by cooperating with the Providing Party to obtain an appropriate protective order or other relief assurance that confidential treatment will be accorded the Providing Party's information.

     If the transactions contemplated by this Agreement are not consummated, each party will return or destroy all of such written information each party has regarding the other party.

     7.03 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party's telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.03), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

     If to Freedom Petroleum:

     Freedom Petroleum, Inc.
     8580 E. Bellewood Place
     Denver, CO

     Attn: Thomas Hynes, CEO

     If to the Seller:
     At the Address set forth on Schedule A hereto.

     If to the Purchaser:

     Anton Lin
     Fax: _________________

     7.04 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other parties may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     7.05 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other parties; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     7.06 Entire Agreement and Modification. This Agreement supersedes all prior agreements by and among the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement by and among the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party against whom the enforcement of such amendment is sought.

     7.07 Assignments, Successors, and No Third-Party Rights. No party may assign any of its rights under this Agreement without the prior consent of the other parties. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of and be enforceable by the respective successors, heirs, executors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     7.08 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this

Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     7.09 Section Headings, Construction. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

     7.10 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     7.11 Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement.

     7.12 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     7.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.



              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                     [SIGNATURE PAGE OF PURCHASER TO FOLLOW]

     In witness whereof, this Securities Purchase Agreement has been duly executed by the undersigned as of the date first above written.

PURCHASER:

By:_______________________________
   Anton Lin




              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                 [SIGNATURE PAGE OF Freedom Petroleum TO FOLLOW]

     In witness whereof, this Securities Purchase Agreement has been duly executed by the undersigned as of the date first above written.

FREEDOM PETROLEUM:

__________________________________


By: ______________________________
(please print)




              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                      [SIGNATURE PAGE OF SELLER TO FOLLOW]

     In witness whereof, this Securities Purchase Agreement has been duly executed by the undersigned as of the date first above written.

SELLER:

__________________________________


By: ______________________________
(please print)

                                   SCHEDULE A
                                 LIST OF SELLERS

NAME OF SELLER                 NO. OF SHARES                    ADDRESS
--------------                 -------------                    -------

Thomas Hynes                    17,000,000
Nina Bijedic                    10,000,000
TOTAL                           27,000,000

                             EXHIBIT A - LIABILITIES

                                    EXHIBIT B
                      NOTICE OF CANCELLATION OF TRANSACTION

                                                         Dated: __________, 2011

To: [Seller]

   __________________________________

   __________________________________

   __________________________________

   Freedom Petroleum, Inc.

   __________________________________

   __________________________________

   __________________________________

   Hunter Taubman Weiss
   17 State Street, Suite 2000
   New York, NY 10004
   Attn: Louis Taubman, Partner

     The undersigned, pursuant to the provisions set forth in the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated __________, 2011, hereby informs ______________ (the "Sellers"), Freedom Petroleum, Inc. ("Freedom Petroleum") and ______________________ (the "Escrow Agent") that we decide not to proceed with the purchase of _________________ (______________) shares (the "Shares") of common stock of Freedom Petroleum from the Sellers, since we are not satisfied with the result of due diligence of Freedom Petroleum.

     We hereby instruct the Escrow Agent to release the funds that we deposited in the Escrow Account as follows within two (2) business days upon receipt of this notice:

          BANK:       _______________________________
          ADDRESS:    _______________________________
          ABA NUMBER: _______________________________
          ACCOUNT NUMBER: ___________________________
          Swift Code: _______________________________



                                 Signature: ________________________________
                                 Name: _____________________________________
                                 Address: __________________________________



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